Common Shares and Earnings Per Common Share	12 Months Ended
Nov. 30, 2021
Earnings Per Share [Abstract]
Common Shares and Earnings Per Common Share	Common Shares and Earnings Per Common Share
Basic and diluted earnings per share amounts were calculated by dividing net income by the weighted-average number of common shares outstanding. The numerators and denominators used to calculate basic and diluted earnings per share are as follows (in thousands):

	Year Ended November 30,
	2021	2020	2019
Numerator for earnings per share:
Net income attributable to Jefferies Financial Group Inc. common shareholders	$1,667,403	$769,605	$959,593
Allocation of earnings to participating securities (1)	(9,961)	(4,795)	(5,576)
Net income attributable to Jefferies Financial Group Inc. common shareholders for basic earnings per share	1,657,442	764,810	954,017
Adjustment to allocation of earnings to participating securities related to diluted shares (1)	207	23	(5)
Mandatorily redeemable convertible preferred share dividends	6,949	5,634	5,103
Net income attributable to Jefferies Financial Group Inc. common shareholders for diluted earnings per share	$1,664,598	$770,467	$959,115

Denominator for earnings per share:
Weighted average common shares outstanding	246,991	268,518	297,796
Weighted average shares of restricted stock outstanding with future service required	(1,567)	(1,785)	(1,939)
Weighted average RSUs outstanding with no future service required	18,171	18,960	14,837
Denominator for basic earnings per share – weighted average shares	263,595	285,693	310,694
Stock options	1,203	—	—
Senior executive compensation plan awards	2,262	356	2,140
Mandatorily redeemable convertible preferred shares	4,441	4,441	4,198
Denominator for diluted earnings per share	271,501	290,490	317,032
(1)Represents dividends declared during the period on participating securities plus an allocation of undistributed earnings to participating securities. Net losses are not allocated to participating securities. Participating securities represent restricted stock and RSUs for which requisite service has not yet been rendered and amounted to weighted average shares of 1,586,500, 1,801,700 and 1,947,600 for the years ended November 30, 2021, 2020 and 2019, respectively. Dividends declared on participating securities were $1.4 million, $1.0 million and $3.6 million during the years ended November 30, 2021, 2020 and 2019, respectively. Undistributed earnings are allocated to participating securities based upon their right to share in earnings if all earnings for the period had been distributed.
Our Board of Directors from time to time has authorized the repurchase of our common shares. In January 2019, the Board of Directors approved a $500.0 million share repurchase authorization. Additionally, in connection with the HomeFed merger on July 1, 2019, our Board of Directors authorized the repurchase of an additional 9.25 million shares in the open market. During the year ended November 30, 2020, the Board of Directors approved increases of $654.7 million to the share repurchase authorization. During the year ended November 30, 2021, the Board of Directors approved increases of $372.1 million to the share repurchase authorization. During the year ended November 30, 2021, we purchased a total of 8,540,000 of our common shares for an aggregate purchase price of $266.8 million, or an average price of $31.25 per share. At November 30, 2021, we had approximately $162.5 million available for future purchases. In January 2022, the Board of Directors increased the share repurchase authorization back up to $250.0 million.